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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                      Form 8-K


                                   Current Report
                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                           Date of Report: December 7, 2005


                                 RPM Technologies, Inc.
          (Exact name of small business issuer as specified in its charter)

                           Commission File Number: 000-31291
                                                   ---------

                Delaware                                    36-4391958
         ------------------------                    ------------------------
         (State of incorporation)                    (IRS Employer ID Number)

                      24001 S. Western Avenue, Park Forest IL 60466
                      ---------------------------------------------
                        (Address of principal executive offices)

                                      (708) 679-0002
                                 -------------------------
                                (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 - Changes in Registrant's Certifying Accountant

    (a) On December 7, 2005, S. W. Hatfield, CPA ("SWHCPA") of Dallas, Texas resigned as independent registered public accountant to RPM Technologies, Inc. (the "Company"). SWHCPA resigned as a result of the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The Company's Board of Directors has accepted the resignation of SWHCPA.

    No accountant's report on the financial statements for either of the past two (2) fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

    During the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SWHCPA, would have caused them to make reference thereto in its report on the financial statements for such years. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report.

    The Company provided SWHCPA with a copy of this Report prior to its filing with the U. S. Securities and Exchange Commission. SWHCPA has provided the Company with a letter, dated December 7, 2005 and addressed to the U. S. Securities and Exchange Commission, which letter is attached to this Report on Form 8-K as Exhibit 16.1 and is incorporated herein by reference.

    (b) The Company expects to appoint a successor independent registered public accountant in the near future and will file the required Current Report on Form 8-K in connection with that event.

Item 7 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit No. Description
----------- ----------------------------------
    16.1    Letter regarding change in certifying accountant.

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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    RPM Technologies, Inc.

Date: December 7, 2005                              By: Randy Zych
                                                    ----------------------
                                                    Randy Zych
                                                    Chief Executive Officer
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Exhibit 16.1


Letterhead of S. W. Hatfield, CPA

December 7, 2005


U. S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Gentlemen:

On December 7, 2005, this Firm received a draft copy of a Form 8-K to be filed by RPM Technologies, Inc. (Company) (SEC File #000-31291, CIK #1099150) reporting an Item 4.01 - Changes in Registrant's Certifying Public Accountant.

We note that our resignation letter addressed to management was dated November 15, 2005 and our resignation became effective with the filing of the Company's Form 10-QSB for the quarter ended September 30, 2005.

We have no disagreements with the statements made in the draft Form 8-K,  Item
4.01 disclosures provided to us.

Yours truly,

/s/ S. W. Hatfield, CPA
------------------------
S. W. Hatfield, CPA
Dallas, Texas



Letterhead of S. W. Hatfield, CPA

November 15, 2005

Board of Directors
RPM Technologies, Inc.
24001 S. Western Avenue
Park Forest IL 60466

RE:   SEC File #: 000-31291
  CIK #: 1099150

Gentlemen:

Pursuant to the partner rotation rules and requirements of both the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002; we wish to inform you that the certified public accounting firm of S. W. Hatfield, CPA will be unable to continue as your auditors, effective after our review of your September 30, 2005 financial statements and Form 10-QSB.

Accordingly, we hereby tender our resignation as the auditor of record for RPM Technologies, Inc., effective upon the filing of your Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005.

Further, by copy of this letter to the U. S. Securities and Exchange Commission, we hereby confirm that the client-auditor relationship between RPM Technologies, Inc. (SEC File #000-31291, CIK #1099150) will cease upon your filing of the Form 10-QSB for the quarter ended September 30, 2004.

Yours truly,
S. W. HATFIELD, CPA

/s/ S. W. Hatfield, CPA
------------------------
Scott W. Hatfield, CPA

SWH/

cc:   Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 9-5 450
      Fifth Street, NW
      Washington, DC 20549